UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006 (February 17, 2006)

ROSETTA RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

000-51801	43-2083519
(Commission File Number)	(IRS Employer Identification No.)

717 Texas, Suite 2800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 17, 2006, Rosetta Resources Inc. (“Rosetta”) announced that the Company would host a company update conference call and webcast on Tuesday February 21, 2006 at 2:00 pm Central Standard Time. The presentation can be downloaded via the Company’s website www.rosettaresources.com.

If you are not able to participate in the conference call, an audio replay is available through February 23, 2006 by dialing (888) 203-1112 or for international (719) 457-0820 and entering conference code 7497443. A replay over the web at the above address will be available shortly after the call and will remain on the site for 60 days.

The information furnished under 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, which is a copy of the press release, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated February 17, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosetta Resources Inc.
Dated: February 22, 2006
	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Chief Financial Officer

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